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                                                                   EXHIBIT 10.33



                           BORROWER JOINDER AGREEMENT

         THIS BORROWER JOINDER AGREEMENT (the "AGREEMENT"), dated as of February 26, 1999, is by and between FRESH FOODS RESTAURANT GROUP, LLC, a Delaware limited liability company, (the "APPLICANT BORROWER"), and FIRST UNION COMMERCIAL CORPORATION, in its capacity as Agent (the "AGENT") under that certain Credit Agreement (as amended and modified, the "CREDIT AGREEMENT") dated as of June 9, 1998 by and among Fresh Foods, Inc., a North Carolina corporation and certain related borrowing entities (the "BORROWERS"), the Lenders party thereto and the Agent. All of the defined terms in the Credit Agreement are incorporated herein by reference.

         Chardent, Inc. (the "Former Borrower") has reorganized its corporate structure by merging into the Applicant Borrower, a newly formed indirect subsidiary of Fresh Foods, Inc., with the Applicant Borrower as the surviving limited liability company to assume all of the obligations of the Former Borrower under the Credit Agreement. The Applicant Borrower has indicated its desire to become a Borrower pursuant to the terms of the Credit Agreement.

         Accordingly the Applicant Borrower hereby agrees as follows with the Agent, for the benefit of the Lenders:

         1. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Credit Agreement and a "Borrower" for all purposes of the Credit Agreement and the other Credit Documents, and shall have all of the obligations of a Borrower thereunder as if it has executed the Credit Agreement and the other Credit Documents. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement and in the Credit Documents, including without limitation (i) all of the representations and warranties of the Borrowers set forth in Article VI of the Credit Agreement, as supplemented from time to time in accordance with the terms thereof, and (ii) all of the affirmative and negative covenants set forth in Articles VII, VIII, and IX of the Credit Agreement.

         2. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Security Agreement, and shall have all the obligations of an "Obligor" (as such term is defined in the Security Agreement) thereunder as if it had executed the Security Agreement. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 2, the Applicant Borrower hereby grants to the Agent, for the benefit of the Lenders, a continuing security interest in, and a right of set off against any and all right, title and interest of the Applicant Borrower in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Applicant Borrower.

         3. The Applicant Borrower hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Applicant Borrower will be deemed to be a party to the Pledge Agreement, and shall have all the obligations of a "Pledgor" thereunder as if it had executed the Pledge Agreement. The Applicant Borrower hereby ratifies, as of the date hereof, and agrees to be bound by, all the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this paragraph 3, the Applicant Borrower hereby pledges and assigns to the Agent, for the benefit of the Lenders, and grants to the Agent, for the benefit of the Lenders, a continuing security interest in any and all right, title and interest of the Applicant Borrower in and to Pledged Shares (as such



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term is defined in Section 2 of the Pledge Agreement) and the other Pledged
Collateral (as such term is defined in Section 2 of the Pledge Agreement).

         4. The Applicant Borrower acknowledges and confirms that it has received a copy of the Credit Agreement and the schedules and exhibits thereto, the Pledge Agreement and the schedules and exhibits thereto and the Security Agreement and the schedules and exhibits relating thereto. The information on the Schedules to the Credit Agreement, the Pledge Agreement and the Security Agreement are amended to provide the information shown on the attached SCHEDULE A.

         5. Fresh Foods, Inc. confirms that all of its and its Subsidiaries' obligations under the Credit Agreement are, and upon the Applicant Borrower becoming a Borrower shall continue to be, in full force and effect. Fresh Foods, Inc. further confirms that immediately upon the Applicant Borrower becoming a Borrower the term "Obligations", as used in the Credit Agreement, shall include all Obligations of such Applicant Borrower under the Credit Agreement and under each other Credit Document.

         6. The Applicant Borrower hereby agrees that upon becoming a Borrower it will assume all Obligations of a Borrower as set forth in the Credit Agreement. By its execution of this Agreement, the Applicant Borrower appoints each of David R. Clark, President and James E. Harris, Executive Vice President, of Fresh Foods, Inc., to be its attorneys ("its Attorneys") and in its name and on its behalf and as its act and deed or otherwise to sign all documents and carry out all such acts as are necessary or appropriate in connection with executing any Notice of Borrowing, Notice of Extension/Conversion or any Borrowing Base Certificate or any security documents (the "Documents") in connection with the Credit Agreement, provided that such Documents are in substantially the form provided therefor in the applicable exhibits thereto. This Power of Attorney shall be valid for the duration of the term of the Credit Agreement. The Applicant Borrower hereby undertakes to ratify everything which either of its Attorneys shall do in order to execute the Documents mentioned herein.

         7. Each of Fresh Foods, Inc. and the Applicant Borrower agrees that at any time and from time to time, upon the written request of the Agent, it will execute and deliver such further documents and do such further acts and things as the Agent may reasonably request in order to effect the purposes of this Agreement.

         8. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one contract.

         9. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

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IN WITNESS WHEREOF, the Applicant Borrower has caused this Borrower Joinder
Agreement to be duly executed by its authorized officers, and the Agent, for the benefit of the Lenders, has caused the same to be accepted by its authorized officer, as of the day and year first above written.

                                          FRESH FOODS RESTAURANT GROUP, LLC

                                             By: CLAREMONT RESTAURANT GROUP,
                                                 LLC, its Sole Member

                                                 By: FRESH FOODS, INC.,
                                                     its Sole Member

                                          By: /s/ James E. Harris
                                             ---------------------------
                                          Name:  James E. Harris
                                               -------------------------
                                          Title: Executive Vice President
                                                ------------------------

                                          FRESH FOODS, INC.

                                          By: /s/ James E. Harris
                                             ---------------------------
                                          Name:  James E. Harris
                                               -------------------------
                                          Title: Executive Vice President
                                                ------------------------

                                          FIRST UNION COMMERCIAL CORPORATION

                                          By: /s/ Eric Butler
                                             ---------------------------
                                          Name: Eric Butler
                                               -------------------------
                                          Title: Senior Vice President
                                                ------------------------








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                              (Schedules Omitted)